Exhibit 99.1
May 2008

Company Information 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contacts: Matt Quantz - mquantz@petroquest.com The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition, environmental risks, government regulation and the ability of the company to meet its stated business goals.

Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions 9-year(1) historical drilling success rate - 89% 9-year(1) F&D and Reserve Replacement - $3.18/Mcfe and 208% Diversification of asset base into different geographic regions starting in 2003 has been successful in lowering reserve replacement risk, lengthening the Company's reserve life and expanding the Company's opportunity set Substantial number of quality exploration and exploitation opportunities for a company of its size Woodford and Fayetteville Shale acreage highly prospective Substantial reserve exposure in Gulf Coast drilling program Highly experienced management team with proven track record for generating stockholder returns (1) Begins in 1999

98 99 00 01 02 03 04 05 06 07 08 Stock Price 0.81 1.59 4.25 5.32 4.15 3.17 4.96 8.28 12.74 14.3 20.78 Enterprise Value ($MM) 7.8 37.9 127.8 190.9 179.1 162.6 258.6 550 791 900 1138 Adding Up Our Milestones Merger $0.81 $1,138 $163 $20.78

Nine(1) Years of Growth Reserves 31% CAGR Production 39% CAGR Cash Flow 114% CAGR Stockholders' Equity 37% CAGR Stock price 38% CAGR (1) Begins in 1999

Company Growth Strategy Optimize Existing Production Development Drilling Resource Play Development Synergistic Acquisitions Exploration Program Increases in Corporate Metrics

Propelling our Future Growth Concentration in three core areas with significant control of operations Large acreage positions with expansion potential Facilities ownership and control Value adding potential through technology improvements in long-lived areas More than 70% of projected reserve growth will come from "resource" plays 66% of our reserves are in long-lived basins (as of 3/31/08) Through 3/31/08 - 95% drilling success rate in long-lived areas 38% of our daily production is from long-lived areas (1Q 2008)

Our Properties PQ operated (1) As of March 31, 2008 Gulf Coast Region Represents PQ Office Locations Arkoma Basin Tulsa East Texas Lafayette Houston We have grown beyond being solely a Gulf Coast Basin company - our goal is to have 75% of our reserves in long-lived basins 66% Reserves (1) 34% Reserves (1)

EAST TX ARKOMA South Louisiana Offshore GOM UNCONVENTIONAL PLAYS 1P Reserves (1) Drilling Locations (1) Estimated 2008 Production EAST TEXAS ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ Gulf Coast 2P & 3P Reserves (1) (1) Reserves and locations as of December 31, 2007 (reserves are net and in Bcfe) E. Texas Arkoma S. Louisiana Offshore GOM East 17 27 23 33 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 47.5 46.9 1.2 22.5 38.4 156.5 263 555 183 112 255 1,368 467 1,285 2,230 24 24 4,030 CONVENTIONAL PLAYS 73% Long- Life Reserves

Arkoma Basin Approximately 31,000 net acres in the Woodford Shale Over 18,000 net acres in the Fayetteville Shale Current production in excess of 22,000 Mcf/day net, increasing monthly

Woodford Shale Accelerating Activity Estimated locations: 360+ on 80 acre spacing; 720+ on 40 acre spacing Three operated rigs currently drilling Activity is increasing (10 gross operated horizontal wells completed in 2007 and +/- 25 gross operated wells budgeted for 2008) Continuous non-operated activity in the Woodford Shale PQ currently participating in two separate 3-D seismic projects Over 200 miles of gathering systems in Oklahoma (evaluating strategic alternatives)

Woodford Shale 4 6 8 10 East 7.98 19.69 32.68 46.77 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Woodford Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Krebs Morrow Devonian Hartshorne Coal 2,500' Mayes Shale Frac Barrier Woodford Shale 7,000' Sylvan Shale Frac Barrier Cromwell Sandstone 5,400' Cromwell Sandstone 5,400' Mississippian Caney Shale 6,400' Based on horizontal well economics of: · Reserves - 2.5 to 3.5 Bcf · Completed well cost - $4.2MM to $4.7MM · I.P. Rate - 2.5 to 4.0 Mmcf/day

Gross Woodford Production (PQ Operated) First Rig Second Rig Third Rig

Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 31,000 27.2 NFX 165,000 18.3 SM 40,000 13.2 CLR 45,000 6.2 XTO 120,000 3.3 DVN 54,000 0.9 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of April 30, 2008. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of April 30, 2008. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of April 30, 2008. Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX XTO PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes CLR

Fayetteville Shale Targeting over 20,000 acres near term, with approximately 18,000 net acres acquired as of March 2008 Estimated locations: 2,000+ on 80 acre spacing PQ involved in drilling of 12 horizontal wells in 2007 with 80-100 gross wells budgeted for 2008. Currently producing approximately 3.3 MMcfe/d, net

Fayetteville Shale 6 8 10 East 8.7 20 32.9 West 21.79 43.33 68.78 North 46.9 45 43.9 Fayetteville Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Bloyd 1000' Morrowan Shale Hindsville Moorefield Shale 2500' Boone St Joe Chattanooga Shale 4000' Hale 1500' Morrowan Shale Morrowan Shale Morrowan Shale Fayetteville Shale 2100' Mississippian Pennsylvanian Devonian Basin Type Curve Gravel Hill Type Curve GRAVEL BASIN HILL Reserves, BCFe 1.4 to 3.5 2.0 to 3.5 Completed well cost, $MM 1.8 to 3.4 2.3 to 2.5 Max Monthly Rate, MMCFD 1.2 to 3.9 1.7 to 3.1 Based on horizontal, slickwater/gel frac well economics of:

Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SCU 18,300 153.2 SWN 907,000 109.8 HK 155,000 28.3 PQ 18,000 15.8 CHK 600,000 15.4 XTO 300,000 8.3 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of April 30, 2008. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of April 30, 2008. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of April 30, 2008. SCU SWN HK XTO SWN SWN Pope Cleburne Stone Van Buren PQ HK CHK CHK

East Texas Basin 50,000 net acres; anchored by SE Carthage Field 15.1 MMcfe/d net production (average of first quarter '08) Travis Peak and Cotton Valley Formations (100% ITD success rate) Over 100 identified locations in SE Carthage Field Horizontal Buda (oil) play (PQ 85% WI) - currently drilling first of four wells in 2008 Palmer prospect (PQ 50% WI) - two successful wells targeting the lower Cotton Valley limestone during 2008

East Texas Basin SE CARTHAGE NET ACRES: 23,900 POTENTIAL DRILLS: 100+ NICKLAUS PROSPECT NET ACRES: 1,700 POTENTIAL DRILLS: 15+ JONES PROSPECT NET ACRES: 10,000 POTENTIAL DRILLS: 15+ HOGAN PROSPECT NET ACRES: 500 POTENTIAL DRILLS: 15+ PALMER PROSPECT NET ACRES: 800 POTENTIAL DRILLS: 10-15 PROSPECTS DISCOVERIES TEXAS WEEKLEY PROSPECT NET ACRES: 14,700 POTENTIAL DRILLS: 10-15 TOMS PROSPECT NET ACRES: 1,500 POTENTIAL DRILLS: 6 WOODS NET ACRES: 4,875 POTENTIAL DRILLS: 48+

Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Denbury Resources EOG Resources Gasco Energy Goodrich Petroleum Quicksilver Resources Southwestern Energy The Exploration Co. Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest (1) Compiled analyst cash flow per share estimates, Bloomberg L.P. Company stock prices are as of 4/10/2008. 2008E CF Multiple(1) 4.3 6.3 13.8 10.2 7.9 14.8 8.9 13.9 13.7 5.3 16.7 10.5 11.2 2009E CF Multiple(1) 3.7 5.0 10.4 8.9 7.0 8.3 6.4 10.8 11.1 4.0 13.4 8.1 8.5

2008 Gulf Coast Drilling Program Lafayette St. Andrews Whistling Straits Pelican Point (Producing) Sand Hills Sugarloaf The Highlands La Cantera The Bluffs

2008 Gulf Coast Drilling Program

Consistent Approach Generates Continued Growth Economic reserve additions and production growth Effective cost control Balanced portfolio of projects Use acquisitions to augment future drilling program

Growth in Reserves 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 13.585 28.289 48.824 82.225 68.685 54.31 55.507 65.427 64.7 60.9 West 28.951 29.385 40.098 45.4 47.5 North 16.463 25.447 24.5 48.1 East Texas Arkoma Gulf Coast Bcfe 2008 2009

We're Forecasting Production Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E Gulf Coast 1.553 3.461 4.848 13.774 13.34 9.267 12.206 11.3 18.2 22.995 4.822 East Texas 0.033 1.758 3.1 4.2 4.208 1.378 Arkoma 0.252 1.7 3.3 4.24 1.69 Guidance 27.5 Bcfe CAGR 39% (1) (1) Based upon actual first quarter 2008 production plus the midpoint of production guidance for the remainder of 2008

Cash Flow Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East -960 4.59 15.926 42.317 32.813 32.915 70.31 83 133 190 West 38.6 34.6 31.6 North 46.9 45 43.9 in millions CAGR 114%

Gross Margin 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 1Q08 East -0.07 1.23 3.08 3.06 2.44 3.43 4.47 5.97 5.94 6.88 7.82 West North $ / Mcfe CAGR 21%(1) (1) Begins in 1999

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 18 19 11 52 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Investment Program - Diversification Reduces Risk Onshore Offshore 100% Gulf Coast 18% East Texas 52% Arkoma 11% South Louisiana 19% GOM $230 - 260 million Drill 160 - 180 Wells $64 million Drilled 10 Wells 2002 2008E

Conservative Financial Philosophy

ENERGY:::GROWTH:::PETROQUEST

- Fund drilling expenditures with internal cash flow
- Target conservative leverage ratios
  - Net debt / capitalization ~ 40% (41% at 3/31/08)
  - Net debt / EBITDA < 1.5x (~1.0x using 3/31/08 TTM)
  - EBITDA / Interest > 8.0x (~10.5x using 3/31/08 TTM)
- Maintain strong liquidity profile
  - Moody's upgrade to B3 on 12/5/07
  - S&P upgrade to B on 3/31/08
  - Borrowing base increased from $80 million to $95 million on 4/1/08
- Monetize non-core assets at opportunistic times:
  - High cost, mature Gulf of Mexico properties in 2006
  - Currently marketing Arkoma gathering assets

PetroQuest Energy, Inc.

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Hedging Positions Mitigate Risks Target of hedging 40%-50% of annual production - approximately 40% of 2008 production is hedged (based on mid-point of production guidance) $120 million of (49% of est. capital expenditures) 2008 revenue has been locked in through hedged production Oil and gas hedging positions (costless collars) for 2008 and 2009: Crude Oil Hedged Volumes (Bbls) Average Price Q2 '08 800 $77.50 - $95.28 Q3 '08 400 $70.00 - $75.55 Q4 '08 400 $70.00 - $75.55 Natural Gas Hedged Volumes (Mmbtu) Average Price Q2 '08 45,000 $8.03 - $9.07 Q3 '08 35,000 $7.96 - $9.16 Q4 '08 35,000 $7.96 - $9.16 2009 10,000 $9.00 -$12.03

Framework for Future Growth PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins Resource plays forecasted to grow production and reserves Continue to improve operating efficiencies in our long-lived areas through continuous drilling High quality exploration prospects in inventory and ongoing generating/screening of new prospects Strong liquidity position to execute drilling plan Management owns largest portion of company among peer group